UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2005

SOUTHERN INVESTORS SERVICE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-04863	74-1223691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

9 Greenway Plaza Suite 2900 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(713) 869-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

As previously disclosed, (i) on April 8, 2005, Southern Investors Service Company, Inc., a Delaware corporation (the “Company”), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), Case # 05-35538-H4-11, and (ii) on July 8, 2005, the Bankruptcy Court entered an order approving the Company’s First Amended Disclosure Statement for First Amended Plan of Distribution (the “Disclosure Statement”). A copy of the Disclosure Statement (including Exhibits A, B, C, D-1 and D-2 thereto) was attached as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 14, 2005. The Disclosure Statement provided that the confirmation hearing for the Company’s proposed First Amended Plan of Distribution, in the form attached as Exhibit B to the Disclosure Statement, would take place on August 31, 2005 at 9:00 a.m. central time.

On August 31, 2005, the Bankruptcy Court granted to the Company a continuance and rescheduled the confirmation hearing for October 13, 2005 at 9:00 a.m. central time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN INVESTORS SERVICE COMPANY, INC.

Date: September 2, 2005	By:	/s/ Eric Schumann
	Name:	Eric Schumann
	Title:	Senior Vice President – Finance Principal Financial and Accounting Officer